UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

SC	00-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court, Greenville, SC	29615
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (864) 288-2432

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	SCSC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

ScanSource, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) on January 25, 2024. The Company received proxies totaling 93.55% of its issued and outstanding shares of common stock, representing 23,503,010 shares of common stock, as of the record date. At the Annual Meeting, the shareholders voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 12, 2023, and the results of the voting are presented below.

Election of Directors

The Company’s shareholders approved the slate of directors consisting of eight members to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, based on the following final voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Michael L. Baur	22,043,912	433,662	5,664	1,019,772
Peter C. Browning	20,130,125	2,339,693	13,421	1,019,771
Frank E. Emory, Jr.	21,969,541	465,661	48,037	1,019,771
Charles A. Mathis	21,879,791	556,717	46,731	1,019,771
Vernon J. Nagel	22,282,082	153,172	47,985	1,019,771
Dorothy F. Ramoneda	21,967,123	468,182	47,935	1,019,770
Jeffrey R. Rodek	22,006,633	437,633	38,974	1,019,770
Elizabeth O. Temple	21,905,450	564,418	13,371	1,019,771

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
21,858,380	552,250	72,609	1,019,771

Advisory Vote to Ratify Grant Thornton LLP as the Independent Auditors for Fiscal 2024

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2024, based on the following final voting results:

For	Against	Abstain
23,332,507	169,383	1,120

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

	By:	/s/ Michael L. Baur
Date: January 30, 2024	Name:	Michael L. Baur
	Its:	Chief Executive Officer